CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.
SIXTH AMENDMENT
This SIXTH AMENDMENT (“Sixth Amendment”) is made and entered into on February __, 2024 (“Sixth Amendment Effective Date”) by and between Daewoong Pharmaceutical Co., Ltd. (“DAEWOONG”) and Evolus, Inc. (“EVOLUS”) and amends that certain License & Supply Agreement between the Parties dated September 30, 2013, as amended by that certain First Amendment dated February 26, 2014, that certain Second Amendment dated July 15, 2014, that certain Third Amendment dated March 23, 2021, that certain fourth Amendment dated December 12, 2022, and that certain 5th Amendment dated April 20, 2023 (collectively, the “Original Agreement”).
WHEREAS, DAEWOONG and EVOLUS desire to amend the Original Agreement as set forth herein.
NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereto agree as follows:
1.     CAPITALIZED TERMS. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings assigned to them in the Original Agreement. All references to the term “Agreement” in the Original Agreement shall be deemed to include all of the terms and conditions of this Sixth Amendment.
2.DEFINITION OF TERRITORY. The definition of “Territory” in Section 1.36 of the Original Agreement is hereby amended to remove all references to CIS, and all rights to distribution of the Product in CIS shall hereby revert to DAEWOONG. All references to “Australia” in the Original Agreement shall now refer to “ANZ” which shall now mean, collectively, the countries of both Australia and New Zealand and their respective territories and possessions.
3.AMENDMENT TO ANNEX B. Annex B of the Original Agreement is hereby amended to remove all references to CIS.
4.TRANSFER OF NEW ZEALAND RELATED REGULATORY APPROVAL APPLICATION. DAEWOONG shall [***] transfer all regulatory materials related to the Regulatory Approval and Marketing Authorization developed by DAEWOONG for the New Zealand territory and all material necessary and useful for Evolus to obtain Regulatory Approval and Marketing Authorization in New Zealand.
5.AMENDMENT OF PRODUCT PRICE AND MINIMUM ANNUAL PURCHASES FOR ANZ IN ANNEX B. The terms of Annex B of the Original Agreement related to Product Price and Minimum Annual Purchases to ANZ are hereby amended and restated as set forth on Annex B hereto. No other changes to Annex B are contemplated or made by this Sixth Amendment.
6.AMENDMENT OF COMMERCIALIZATION PLAN OF PRODUCT FOR ANZ IN ANNEX C. The terms of Annex C of the Original Agreement related to Commercialization Plan of Product to ANZ are hereby amended and added as set forth on Annex C hereto. No other changes to Annex C are contemplated or made by this Sixth Amendment.
7.COUNTERPARTS. This Sixth Amendment may be executed in two (2) or more counterparts, each of which shall be deemed an original but all of which taken together shall constitute one and the same instrument. Signatures to this Sixth Amendment transmitted by facsimile, email, portable document format (.pdf) or by any other electronic means intended to preserve the original graphic and pictorial appearance of this Agreement shall have the same effect as the physical delivery of the paper document bearing original signatures.
8.NO OTHER AMENDMENTS. Except as herein set forth, the Original Agreement has not been modified and, as amended by this Sixth Amendment, remains in full force and effect. To the extent there are any inconsistencies or conflicts between the specific subject matter of this Sixth Amendment and the Original Agreement, the terms of this Sixth Amendment shall supersede the Original Agreement.
IN WITNESS WHEREOF, the duly authorized representatives of the Parties have executed this Sixth Amendment effective as of the Sixth Amendment Effective Date.

DAEWOONG PHARMACEUTICAL CO., LTD.	EVOLUS, INC.
By: /s/ Seng-Ho Jeon Name: Seng-Ho Jeon Title: CEO & President	By: /s/ David Moatazedi Name: David Moatazedi Title: CEO

Annex B
Product Price and Minimum Annual Purchases
(Amendments to ANZ Portion of Territory Only)
[***]

ANNEX C
Commercialization Plan of Product
(Amendments to ANZ Portion of Territory Only)
[***]